Exhibit 10.11
Purchase Contract: Tangshan Guofeng Steel Co.,Ltd
Seller: Tangshan Guofeng Steel Co.,Ltd Contract Details Type: Hot Rolled Agreement	Contract Number:
Buyer: Dachang Hui Autonomous County Baosheng Steel Products Co.,Ltd	Date:

1.	Product Name, Specification Type, Number, Price Per Unit, Amount
Product Name	Specification Type	Attributes	Unit	Number	Price Per Unit with tax	Amount	Deadline For Delivery	Delivery Price Per Unit
Hot- rolled steel	930 1250 Series
Goods Total Amount					Delivery Total Amount
Amount In Capital:
2.	Quality requirement, technology, inspection standard: different materials perform by state or enterprise standard.
3.	Settlement method: cash
4.	Delivery method: Buyer responsible
5.	Package standard: hot-rolled board: JJZY7030
6.
Inspection method and time limit of objection: according to seller, weight checklist and quality checklist, delivery goods number tolerances perform international standard 3%, buyer should raise an objection and seal original goods through written form within ten days of goods available if they find quality problem, consulting by both parties.

7.	Price: change with market
8.	The modification or rescission of the contract should be consulted by both parties.
9.	Location of contract: Fengnan Zone, Tangshan City
10.	The liability for breach of contract: according to The Contract Law of the People’s Republic of China.
11.	Delivery location: Tangshan Guofeng Steel Co.,Ltd
12.
Other contract terms: Bank acceptance Bill up to 30 yuan/ton, the price is temporary, seller confirm the final settle price at the end of the month, other contract terms are according to the agreement both parties signed, it will be terminated if over deadline for delivery.

13.	Matters not mentioned herein, if any, maybe consulted by parties hereto.

Seller	Buyer
Company Name (stamp):	Company Name (stamp):
Tangshan Guofeng Steel Co.,Ltd
Company Address:	Company Address:
Legal Representative:	Legal Representative:
Assignee:	Assignee:
Tel:	Tel:
Opening Bank:	Opening Bank:
Tax No.:	Tax No.:
Account:	Account:
Zip Code:	Zip Code:
Effective Date:               Director:                         Businessman:                             Department: